                                                                Exhibit 23.2

                        INDEPENDENT ACCOUNTANT'S CONSENT

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 /s/ KPMG LLP

                                                 KPMG LLP


Boston, Massachusetts
June 22, 1999